UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers

Variable Series Funds Inc

Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Variable Series Funds Inc Strategic Bond Fund

Annual Report • December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

Salomon Brothers Variable Strategic Bond Fund         I

After two years of strong returns in 2003 and 2004, the high yield market took a step backwards in 2005. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors and Ford Motor Company. However, later in the year the high yield market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield Market Indexv returned 2.08%.

Emerging markets debt had another strong year in 2005, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many emerging market countries have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

On or about May 1, 2006, the Salomon Brothers Variable Strategic Bond Fund will be renamed Legg Mason Partners Variable Strategic Bond Portfolio.

II         Salomon Brothers Variable Strategic Bond Fund

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of Funds, subject to Board oversight and appropriate notice to shareholders. Please see the Special Shareholder Notice located in the Manager Overview section for more information on a portfolio management change.

The Fund has been advised by the Manager, that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York, focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006, to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Fund to Western Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Salomon Brothers Variable Strategic Bond Fund         III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Salomon Brothers Variable Strategic Bond Fund

Manager Overview

PETER J. WILBY, CFA Executive Vice President	ROGER M. LAVAN, CFA Executive Vice President	DAVID J. SCOTT Co-Portfolio Manager

Special Shareholder Notice

Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar have joined the portfolio management team of Citigroup Asset Management Limited (“CAM Ltd.”), sub-advisor to Salomon Brothers Variable Strategic Bond Fund (“the Fund”), a series of Salomon Brothers Series Variable Funds Inc, and the Fund. Messrs. Schlichter and Sanchez-Balcazar also continue to be portfolio managers associated with Western Asset Management Company Limited (“Western Asset”), which, like Salomon Brothers Asset Management Inc, the Fund’s investment manager, and CAM Ltd., is a subsidiary of Legg Mason, Inc. David Scott is no longer a member of the team managing the Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Due to the Fund’s allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

Investment Grade Market Review

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rateiii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         1

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“FOMC”) omitted its characterization of monetary policy as “accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also underlied economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.

2         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. Gross domestic product (“GDP”)iv declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”) inflation consistently registering below expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Indexv. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation and Ford Motor Company, causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford Motor Company and General Motors Corporation to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         3

new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2nd quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 13th consecutive rate hike (8 times in 2005) to 4.25% at the December FOMC meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005’s high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amountvi. Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yieldvii of the Citigroup High Yield Market Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.viii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

4         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries. Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.

The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Update1

For the 12 months ended December 31, 2005, Class I shares of the Salomon Brothers Variable Strategic Bond Fund, returned 2.47%. The Fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond Indexx, returned 2.43% for the same period. The Lipper Variable Global Income Funds Category Average2 increased 0.22% over the same time frame.

Performance Snapshot as of December 31, 2005 (unaudited)

	6 months	12 months

Variable Strategic Bond Fund — Class I Shares	0.44%	2.47%

Lehman Brothers Aggregate Bond Index	-0.08%	2.43%

Lipper Variable Global Income Funds Category Average	0.11%	0.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 30 funds for the six-month period and among the 30 funds for the 12-month period in the Fund’s Lipper category.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 30 funds in the Fund’s Lipper category.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         5

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The portfolio’s allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices.

What were the leading detractors from performance?

A. Although we outperformed our benchmark, our underweight exposure to U.S. Government Agencies slightly detracted from performance in the investment grade section of the portfolio, as U.S. Government Agencies outperformed U.S. Treasuries and mortgage-backed securities during the 12 months.

Q. Were there any significant changes to the Fund during the reporting period?

A. Despite the strong performance seen throughout the year, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis as spreads reached all time tights on persistent strong technicals and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant selloffs during the third and fourth quarter before recovering value near period end.

We maintained our neutral duration position versus the benchmark during the annual period. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period. We plan to maintain our current allocation to emerging markets debt and high yield in an effort to provide diversification and achieve greater total return than a pure U.S. investment grade portfolio alone.

6         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Executive Vice President	Roger M. Lavan, CFA Executive Vice President	David J. Scott Co-Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

vii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

viii	Yields are subject to change and will fluctuate.

ix	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

[x]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         7

Fund at a Glance (unaudited)

8         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	0.44%	$1,000.00	$1,004.40	0.96%	$4.85

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Past performance is no guarantee of future results.
(3)	Expenses are equal to Class I’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.37	0.96%	$4.89

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to Class I’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns — Class I Shares(1) (unaudited)
Twelve Months Ended 12/31/05	2.47%

Five Years Ended 12/31/05	7.56

2/17/98* through 12/31/05	6.54

Cumulative Total Return — Class I Shares(1) (unaudited)
2/17/98* through 12/31/05	64.66%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         11

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of Salomon Brothers Variable Strategic Bond Fund vs. the Lehman Brothers Aggregate Bond Index† (February 17, 1998 — December 31, 2005)

†	Hypothetical illustration of $10,000 invested in the Fund shares on February 17, 1998, (inception date). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Aggregate Bond Index (from February 28, 1998 through December 31, 2005) is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

12         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 28.1%
Aerospace & Defense — 0.6%
$75,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$79,125
50,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	48,063
140,000	Goodrich Corp., Notes, 7.500% due 4/15/08	147,065
175,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	185,062
50,000	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	49,500
145,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	154,787

	Total Aerospace & Defense	663,602

Airlines — 0.0%
21,625	Continental Airlines Inc., Pass-Through Certificates, Series 1998-IC, Series B, 6.541% due 9/15/09	20,554

Auto Components — 0.2%
175,000	Dana Corp., Notes, 7.000% due 3/1/29	126,437
12,000	Dura Operating Corp., Senior Notes, Series B, 8.625% due 4/15/12	9,960
112,000	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	121,800

	Total Auto Components	258,197

Automobiles — 0.7%
375,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08	365,267
	Ford Motor Co.:
	Debentures:
10,000	6.625% due 10/1/28	6,500
25,000	8.900% due 1/15/32	18,438
345,000	Notes, 7.450% due 7/16/31	236,325
165,000	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	109,725

	Total Automobiles	736,255

Building Products — 0.1%
100,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 16.644% due 3/1/14	49,500
50,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	48,500

	Total Building Products	98,000

Capital Markets — 0.6%
49,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	54,757
600,000	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14	576,406

	Total Capital Markets	631,163

Chemicals — 1.1%
25,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	24,875
	Huntsman International LLC:
100,000	Senior Notes, 9.875% due 3/1/09	106,000
20,000	Senior Subordinated Notes, 10.125% due 7/1/09	20,750

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         13

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Chemicals — 1.1% (continued)
$125,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	$133,750
125,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	140,469
75,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	83,812
135,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	146,306
75,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	73,688
150,000	Resolution Performance Products Inc./RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	152,625
	Rhodia SA:
50,000	Senior Notes, 7.625% due 6/1/10	50,500
75,000	Senior Subordinated Notes, 8.875% due 6/1/11	77,250

90,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	96,750

	Total Chemicals	1,106,775

Commercial Banks — 1.0%
465,000	Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11	512,750
375,000	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)	485,428

	Total Commercial Banks	998,178

Commercial Services & Supplies — 0.5%
50,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	48,452
	Allied Waste North America Inc., Senior Notes, Series B:
100,000	8.500% due 12/1/08	105,500
83,000	9.250% due 9/1/12	90,263
75,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	79,125
	Cenveo Corp.:
100,000	Senior Notes, 9.625% due 3/15/12	108,500
25,000	Senior Subordinated Notes, 7.875% due 12/1/13	24,250
25,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	24,875

	Total Commercial Services & Supplies	480,965

Communications Equipment — 0.2%
225,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	194,062

Computers & Peripherals — 0.1%
75,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	79,125
25,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	26,000

	Total Computers & Peripherals	105,125

Consumer Finance — 0.3%
290,000	MBNA Corp., Notes, 4.625% due 9/15/08	288,076

Containers & Packaging — 0.6%
75,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	81,000
75,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	72,000
12,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	11,580

See Notes to Financial Statements.

14         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Containers & Packaging — 0.6% (continued)
	Owens-Brockway Glass Container Inc.:
$100,000	Senior Notes, 8.250% due 5/15/13	$103,750
50,000	Senior Secured Notes, 7.750% due 5/15/11	52,438
15,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	13,425
25,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	20,375
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
50,000	9.750% due 2/1/11	50,750
125,000	8.375% due 7/1/12	121,562
50,000	Tekni-Plex Inc., Senior Secured Notes, 8.750% due 11/15/13 (a)	44,250

	Total Containers & Packaging	571,130

Diversified Consumer Services — 0.0%
25,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)	25,594

Diversified Financial Services — 4.4%
	Alamosa Delaware Inc.:
67,000	Senior Discount Notes, 12.000% due 7/31/09	73,616
6,000	Senior Notes, 11.000% due 7/31/10	6,795
325,000	Capital One Bank, Notes, 5.750% due 9/15/10	333,090
350,000	CIT Group Inc., Senior Notes, 7.750% due 4/2/12	397,444

600,000	Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11	565,215
	Ford Motor Credit Co., Notes:
40,000	6.625% due 6/16/08	36,302
410,000	7.875% due 6/15/10	369,288
	General Motors Acceptance Corp.:
20,000	Bonds, 8.000% due 11/1/31	19,209
	Notes:
10,000	7.250% due 3/2/11	9,201
375,000	6.875% due 9/15/11	342,370
175,000	6.750% due 12/1/14	157,687
525,000	HSBC Finance Corp., Notes, 5.250% due 4/15/15	521,174
300,000	International Lease Finance Corp., Notes, 5.875% due 5/1/13	310,912
340,000	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12	366,854
45,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	44,775
878,049	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.652% due 6/15/15 (a)	903,677
50,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.945% due 10/1/15	36,750
25,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	26,688

	Total Diversified Financial Services	4,521,047

Diversified Telecommunication Services — 1.3%
85,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	89,781
25,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(b)	25,531
50,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)	33,125
10,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	11,088

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         15

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 1.3% (continued)
$16,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	$16,840
	Qwest Communications International Inc., Senior Notes:
25,000	7.500% due 2/15/14	25,813
95,000	Series B, 7.500% due 2/15/14 (a)	98,087
	Qwest Corp.:
20,000	7.500% due 6/15/23	19,975
140,000	Debentures, 6.875% due 9/15/33	132,300
25,000	Notes, 8.875% due 3/15/12	28,313
375,000	Telecom Italia Capital SA, Senior Notes, 5.250% due 10/1/15	364,914
535,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13	541,188

	Total Diversified Telecommunication Services	1,386,955

Electric Utilities — 1.1%
325,000	Appalachian Power Co., Senior Notes, Series H, 5.950% due 5/15/33	327,562
	Edison Mission Energy, Senior Notes:
50,000	7.730% due 6/15/09	51,875
100,000	9.875% due 4/15/11	117,125
300,000	Entergy Gulf States Inc., First Mortgage Bonds, 6.200% due 7/1/33	289,827
150,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31 (c)	196,875
	Reliant Energy Inc., Senior Secured Notes:
25,000	9.250% due 7/15/10	25,125
125,000	9.500% due 7/15/13	125,938
25,000	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	27,188

	Total Electric Utilities	1,161,515

Electronic Equipment & Instruments — 0.1%
125,000	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	109,688

Energy Equipment & Services — 0.1%
100,000	Hanover Compressor Co., Subordinated Notes, zero coupon bond to yield 8.382% due 3/31/07	90,250

Food & Staples Retailing — 0.5%
75,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	69,000
75,000	Rite Aid Corp., Senior Secured Second Lien Notes, 8.125% due 5/1/10	76,687
300,000	Safeway Inc., Senior Debentures, 7.250% due 2/1/31	324,694

	Total Food & Staples Retailing	470,381

Food Products — 0.8%
69,886	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	74,821
50,000	Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10	54,625
	Dole Food Co. Inc., Senior Notes:
100,000	7.250% due 6/15/10	97,500
27,000	8.875% due 3/15/11	27,810
465,000	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11	477,678
75,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	71,813

	Total Food Products	804,247

See Notes to Financial Statements.

16         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Health Care Equipment & Supplies — 0.1%
$125,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	$131,875

Health Care Providers & Services — 1.0%
50,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	53,250
50,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	48,938
25,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	25,438
75,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	79,969
25,000	HCA Inc., Notes, 6.375% due 1/15/15	25,396
350,000	Humana Inc., Senior Notes, 6.300% due 8/1/18	369,453
75,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	79,125
75,000	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12	78,750
25,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	25,500
	Tenet Healthcare Corp., Senior Notes:
75,000	7.375% due 2/1/13	69,562
50,000	9.250% due 2/1/15 (a)	49,875
25,000	6.875% due 11/15/31	20,250
75,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	75,562

	Total Health Care Providers & Services	1,001,068

Hotels, Restaurants & Leisure — 1.2%
	Caesars Entertainment Inc.:
50,000	Senior Notes, 7.000% due 4/15/13	53,565
25,000	Senior Subordinated Notes, 8.125% due 5/15/11	27,719
50,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	48,875
100,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)	106,750
100,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.591% due 3/15/14	74,500
75,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	73,875
75,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	78,375
5,000	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	5,081
50,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	42,125
75,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (a)	73,312
50,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	48,375

150,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	152,812
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
25,000	7.125% due 8/15/14	25,719
50,000	6.875% due 2/15/15	50,625
25,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	24,688
75,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	77,906
75,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	75,000
50,000	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	49,437
50,000	Six Flags Inc., Senior Notes, 9.750% due 4/15/13	49,313
125,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	129,375

	Total Hotels, Restaurants & Leisure	1,267,427

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         17

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Household Durables — 0.3%
$24,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	$23,400
72,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	50,760
50,000	Interface Inc., Senior Notes, 7.300% due 4/1/08	50,750
50,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	51,750
81,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	87,986

	Total Household Durables	264,646

Independent Power Producers & Energy Traders — 0.8%
	AES Corp., Senior Notes:
100,000	9.375% due 9/15/10	109,750
25,000	7.750% due 3/1/14	26,344
50,000	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)	41,250
50,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (a)(c)	51,000
300,000	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	293,593
	Dynegy Holdings Inc.:
175,000	Second Priority Senior Secured Notes, 9.875% due 7/15/10 (a)	192,719
25,000	Senior Debentures, 7.125% due 5/15/18	22,375
123,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	137,760

	Total Independent Power Producers & Energy Traders	874,791

Industrial Conglomerates — 0.4%
125,000	KI Holdings Inc., Senior Discount Notes, step bond to yield 10.431% due 11/15/14	82,500
350,000	Tyco International Group SA, Notes, 6.125% due 11/1/08	357,501

	Total Industrial Conglomerates	440,001

IT Services — 0.1%
	Iron Mountain Inc., Senior Subordinated Notes:
75,000	7.750% due 1/15/15	75,938
75,000	6.625% due 1/1/16	70,125

	Total IT Services	146,063

Machinery — 0.2%
100,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.858% due 4/15/14	75,750
	Terex Corp. Senior Subordinated Notes:
12,000	7.375% due 1/15/14	11,940
100,000	Series B, 10.375% due 4/1/11	106,500

	Total Machinery	194,190

Media — 2.4%
50,000	Block Communications Inc., Senior Notes, 8.250% due 12/15/15 (a)	49,750
100,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (b)	101,500
75,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	76,969

See Notes to Financial Statements.

18         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Media — 2.4% (continued)
	CCH I Holdings, LLC:
	Senior Accreting Notes:
$136,000	9.920% due 4/1/14 (a)	$78,200
75,000	Step bond to yield 22.588% due 5/15/14 (a)	42,000
50,000	Step bond to yield 23.364% due 1/15/15 (a)	23,875
170,750	Senior Secured Notes, 11.000% due 10/1/15 (a)	144,284
25,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	25,781
325,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (d)	376,700
50,000	CSC Holdings Inc., Senior Notes, 7.000% due 4/15/12 (a)	47,500
50,000	Dex Media Inc., Discount Notes, step bond to yield 8.554% due 11/15/13	40,000
	Dex Media West LLC/Dex Media Finance Co.:
50,000	Senior Notes, Series B, 8.500% due 8/15/10	52,625
48,000	Senior Subordinated Notes, Series B, 9.875% due 8/15/13	53,520
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.:
81,000	Senior Notes, 8.375% due 3/15/13	87,480
75,000	Senior Notes, 6.375% due 6/15/15 (a)	73,687
135,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	130,106
25,000	Emmis Communications Corp., Senior Notes, 10.366% due 6/15/12 (b)	25,219
75,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.305% due 10/15/13	59,250
50,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	42,750
100,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	109,250
75,000	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13	81,000
100,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	113,250
75,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	79,500
50,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	56,250
75,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	77,625
275,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	307,161
75,000	Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09	78,094

	Total Media	2,433,326

Metals & Mining — 0.2%
75,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	82,312
90,000	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	84,375

	Total Metals & Mining	166,687

Multi-Utilities — 0.3%
375,000	United Utilities PLC, Notes, 4.550% due 6/19/18	342,506

Multiline Retail — 0.0%
25,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	25,531

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         19

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Office Electronics — 0.1%
$25,000	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (a)	$24,500

75,000	Xerox Capital Trust I, Exchange Capital Securities, 8.000% due 2/1/27	77,625

	Total Office Electronics	102,125

Oil, Gas & Consumable Fuels — 2.4%
75,000	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15 (a)	78,000
	Chesapeake Energy Corp., Senior Notes:
100,000	6.625% due 1/15/16	101,750
75,000	6.875% due 11/15/20 (a)	76,312
81,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	88,290
350,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	383,299
	El Paso Corp., Medium-Term Notes:
225,000	7.375% due 12/15/12	227,250
25,000	7.750% due 1/15/32	25,188
75,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	76,500
	Forest Oil Corp., Senior Notes:
50,000	8.000% due 12/15/11	54,875
50,000	7.750% due 5/1/14	52,125
200,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)	254,000
	Massey Energy Co., Senior Notes:
25,000	6.625% due 11/15/10	25,531
15,000	6.875% due 12/15/13 (a)	15,206
50,000	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17 (a)	49,000
100,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	103,750
75,000	Swift Energy Co., Senior Notes, 7.625% due 7/15/11	76,875
350,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	340,239
75,000	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	78,750
75,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (a)	75,563
	Williams Cos. Inc.:
	Notes:
25,000	7.875% due 9/1/21	27,188
125,000	8.750% due 3/15/32	145,625
75,000	Senior Notes, 7.625% due 7/15/19	80,812

	Total Oil, Gas & Consumable Fuels	2,436,128

Paper & Forest Products — 0.4%
	Abitibi-Consolidated Inc.:
	Notes:
50,000	8.550% due 8/1/10	50,875
25,000	7.750% due 6/15/11	23,937
50,000	Senior Notes, 8.375% due 4/1/15	48,125
50,000	Bowater Inc., Notes, 6.500% due 6/15/13	45,000
	Buckeye Technologies Inc., Senior Subordinated Notes:
40,000	9.250% due 9/15/08	40,200
50,000	8.000% due 10/15/10	47,750
25,000	Domtar Inc., Notes, 7.125% due 8/15/15	21,438

See Notes to Financial Statements.

20         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Paper & Forest Products — 0.4% (continued)
$100,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	$88,500

	Total Paper & Forest Products	365,825

Personal Products — 0.0%
50,000	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	39,750

Pharmaceuticals — 0.5%
50,000	Warner Chilcott Corp., Senior Subordinated Notes, 8.750% due 2/1/15 (a)	46,250
500,000	Wyeth, Notes, 5.500% due 3/15/13	507,631

	Total Pharmaceuticals	553,881

Real Estate — 0.8%
275,000	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	288,899
	Host Marriott LP, Senior Notes:
75,000	Series O, 6.375% due 3/15/15	75,187
50,000	Series I, 9.500% due 1/15/07	52,000
325,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	315,156
25,000	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11	27,375
50,000	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	52,938

	Total Real Estate	811,555

Road & Rail — 0.3%
350,000	Union Pacific Corp., Notes, 3.625% due 6/1/10	330,474

Semiconductors & Semiconductor Equipment — 0.1%
	Amkor Technology Inc.:
	Senior Notes:
25,000	9.250% due 2/15/08	24,375
12,000	7.750% due 5/15/13	10,500
75,000	Senior Subordinated Notes, 10.500% due 5/1/09	69,375

	Total Semiconductors & Semiconductor Equipment	104,250

Specialty Retail — 0.5%
100,000	CSK Auto Inc., Senior Notes, 7.000% due 1/15/14	91,000
65,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	71,500
300,000	Limited Brands Inc., Debentures, 6.950% due 3/1/33	304,569
75,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	81,562

	Total Specialty Retail	548,631

Textiles, Apparel & Luxury Goods — 0.2%
	Levi Strauss & Co., Senior Notes:
25,000	8.804% due 4/1/12 (b)	25,312
25,000	12.250% due 12/15/12	28,000
50,000	9.750% due 1/15/15	52,250
125,000	Simmons Co., Senior Discount Notes, step bond to yield 13.736% due 12/15/14 (a)	68,125

	Total Textiles, Apparel & Luxury Goods	173,687

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         21

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Thrifts & Mortgage Finance — 0.3%
$300,000	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (b)	$289,022

Wireless Telecommunication Services — 1.2%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	26,250
25,000	Centennial Communication Corp., Senior Notes, 10.000% due 1/1/13 (a)	25,375
75,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	76,500
50,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	57,625
235,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31 (d)	312,260
205,000	Nextel Communications Inc., Senior Serial Redeemable Notes, Series D, 7.375% due 8/1/15	216,509
	SBA Communications Corp.:
49,000	Senior Discount Notes, step bond to yield 7.489% due 12/15/11	45,692
25,000	Senior Notes, 8.500% due 12/1/12	27,875
275,000	Sprint Capital Corp., Notes, 8.375% due 3/15/12	319,108
50,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	55,625
75,000	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	84,750

	Total Wireless Telecommunication Services	1,247,569

	TOTAL CORPORATE BONDS & NOTES (Cost — $28,778,598)	29,012,767

ASSET-BACKED SECURITIES — 2.6%
Credit Card — 0.4%
42,353	First Consumers Master Trust, Series 2001-A, Class A, 4.680% due 9/15/08 (b)	42,113
360,000	Metris Master Trust, Series 2001-2, Class B, 5.450% due 11/20/09 (b)	360,772

	Total Credit Card	402,885

Home Equity — 2.1%
210,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 5.579% due 11/25/34 (b)	213,710
395,974	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 5.579% due 8/25/32 (b)	398,138
	Bear Stearns Asset-Backed Securities NIM Trust:
599	Series 2003-HE1N, Class N1, 6.500% due 1/25/34 (a)	599
28,982	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)	28,862
41,604	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)	41,452
	Countrywide Asset-Backed Certificates:
290,000	Series 2004-05, Class M4, 5.629% due 6/25/34 (b)	294,288
38,685	Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)	38,579
184,901	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	191,126
124,913	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)	123,874
	Novastar Home Equity Loan:
100,000	Series 2003-04, Class M2, 6.004% due 2/25/34 (b)	101,757
220,000	Series 2004-01, Class M4, 5.354% due 6/25/34 (b)	220,991
180,000	Series 2005-02, Class M11, 7.379% due 10/25/35 (b)	159,276

See Notes to Financial Statements.

22         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Home Equity — 2.1% (continued)
$150,000	Option One Mortgage Loan Trust, Series 2004-2, Class M7, 7.879% due 5/25/34 (b)	$145,147
72,673	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 5.479% due 4/25/32 (b)	72,935
	Sail NIM Notes:
4,090	Series 2003-003, Class A, 7.750% due 4/27/33 (a)	4,076
26,206	Series 2004-004A, Class A, 5.000% due 4/27/34 (a)	26,190
55,270	Series 2004-011A, Class A2, 4.750% due 1/27/35 (a)	54,988
60,441	Series 2004-11A, Class B, 7.500% due 1/27/35 (a)	59,337
74,865	Series 2004-BN2A, Class A, 5.000% due 12/27/34 (a)	74,741

	Total Home Equity	2,250,066

Manufactured Housing — 0.1%
58,741	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35	61,443

	TOTAL ASSET-BACKED SECURITIES (Cost — $2,649,517)	2,714,394

MORTGAGE-BACKED SECURITIES — 40.5%
FHLMC — 5.2%
5,600,000	Federal Home Loan Mortgage Corp. (FHLMC), Gold, 5.000% due 1/3/36 (e)(f)	5,421,500

FNMA — 35.3%
	Federal National Mortgage Association (FNMA):
3,000,000	4.000% due 1/3/21 (e)(f)	2,865,000
13,584	8.000% due 7/1/30-9/1/30	14,514
47,835	7.500% due 8/1/30-2/1/31	50,148
2,600,000	4.500% due 1/3/36 (e)(f)	2,448,875
13,000,000	5.000% due 1/3/36 (e)(f)	12,597,806
3,000,000	5.500% due 1/3/36 (e)(f)	2,970,936
8,500,000	6.500% due 1/3/36 (e)(f)	8,720,473
6,675,000	6.000% due 1/3/36 (e)(f)	6,737,578

	Total FNMA	36,405,330

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $42,679,770)	41,826,830

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
125,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32	141,565
	Commercial Mortgage Pass-Through Certificates:
388,155	Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a)	392,882
116,788	Series 2003-FL9, Class E, 5.369% due 11/15/15 (a)(b)	117,402
6,280,913	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.526% due 5/17/32 (b)	173,872
430,000	Merit Securities Corp., Series 11PA, Class B2, 5.880% due 9/28/32 (a)(b)	419,651
372,318	Structured Asset Mortgage Investments Inc., Series 2005-AR3, Class 2A1, 5.559% due 8/25/35 (b)	379,300

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,590,835)	1,624,672

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         23

Schedule of Investments (December 31, 2005) (continued)

Face Amount		Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.5%
U.S. Government Obligations — 17.5%
		U.S. Treasury Bonds:
$10,000		6.125% due 11/15/27	$12,070
35,000		5.500% due 8/15/28	39,365
250,000		5.250% due 2/15/29	272,881
500,000		6.125% due 8/15/29 (d)(g)	609,200
225,000		5.375% due 2/15/31 (d)(g)	252,809
		U.S. Treasury Notes:
1,400,000		3.625% due 1/15/10	1,362,047
2,000,000		6.500% due 2/15/10	2,158,048
500,000		4.000% due 3/15/10	492,989
2,100,000		4.000% due 4/15/10	2,070,142
2,100,000		3.875% due 5/15/10 (d)	2,060,873
3,000,000		4.125% due 8/15/10 (d)	2,971,407
2,100,000		5.000% due 2/15/11 (d)	2,163,575
670,000		4.250% due 11/15/14	662,410
3,000,000		4.250% due 8/15/15 (d)	2,962,149

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $18,134,660)	18,089,965

Face Amount†
SOVEREIGN BONDS — 5.9%
Argentina — 0.1%
		Republic of Argentina:
235,417	ARS	5.830% due 12/31/33	84,894
667,655	ARS	Series PGDP, zero coupon due 12/15/35 (b)	10,479

		Total Argentina	95,373

Brazil — 1.1%
		Federative Republic of Brazil:
300,000		8.750% due 2/4/25	332,250
543,000		Collective Action Securities, 8.000% due 1/15/18 (d)	586,304
267,652		DCB, Series L, 5.250% due 4/15/12 (b)	264,976

		Total Brazil	1,183,530

Bulgaria — 0.1%
50,000		Republic of Bulgaria, 8.250% due 1/15/15	60,500

Canada — 0.5%
550,000		Province of Quebec, Notes, 4.600% due 5/26/15	537,632

Colombia — 0.2%
		Republic of Colombia:
50,000		10.000% due 1/23/12	59,550
50,000		10.750% due 1/15/13	62,250
125,000		8.125% due 5/21/24	135,313

		Total Colombia	257,113

See Notes to Financial Statements.

24         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount†	Security	Value

Ecuador — 0.1%
100,000	Republic of Ecuador, step bond to yield 10.962% due 8/15/30 (a)	$91,250

Italy — 0.3%
325,000	Region of Lombardy, 5.804% due 10/25/32	351,652

Mexico — 1.0%
	United Mexican States:
275,000	8.125% due 12/30/19	338,250
	Series A, Notes:
300,000	6.375% due 1/16/13	319,500
325,000	5.875% due 1/15/14	337,187

	Total Mexico	994,937

Panama — 0.2%
	Republic of Panama:
25,000	7.250% due 3/15/15	26,663
105,000	9.375% due 1/16/23	132,037

	Total Panama	158,700

Peru — 0.2%
	Republic of Peru:
50,000	9.875% due 2/6/15	60,250
25,000	8.750% due 11/21/33	28,219
123,000	PDI, 5.000% due 3/7/17 (b)	116,696

	Total Peru	205,165

Philippines — 0.3%
	Republic of the Philippines:
50,000	8.375% due 3/12/09	53,563
50,000	8.875% due 3/17/15	55,437
100,000	9.875% due 1/15/19	118,875
75,000	10.625% due 3/16/25	95,437

	Total Philippines	323,312

Russia — 0.4%
275,000	Russian Federation, 11.000% due 7/24/18 (a)	406,656

South Africa — 0.1%
75,000	Republic of South Africa, 6.500% due 6/2/14	81,188

Supranational — 0.5%
440,000	Corporation Andina de Fomento, Notes, 6.875% due 3/15/12	479,386

Turkey — 0.4%
	Republic of Turkey:
100,000	9.000% due 6/30/11	114,250
70,000	11.500% due 1/23/12	88,987
75,000	7.375% due 2/5/25	77,625
100,000	11.875% due 1/15/30	154,000

	Total Turkey	434,862

Ukraine — 0.1%
100,000	Republic of Ukraine, 6.875% due 3/4/11 (a)	103,500

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         25

Schedule of Investments (December 31, 2005) (continued)

Face Amount†	Security	Value

Venezuela — 0.3%
	Bolivarian Republic of Venezuela, Collective Action Securities:
175,000	10.750% due 9/19/13	$215,687
75,000	9.375% due 1/13/34	89,063

	Total Venezuela	304,750

	TOTAL SOVEREIGN BONDS (Cost — $5,731,461)	6,069,506

Shares
ESCROWED SHARES (h)(i) — 0.0%
125,000	Breed Technologies Inc.*	—
26,481	Vlasic Foods International Inc.*	530

	TOTAL ESCROWED SHARES (Cost — $0)	530

COMMON STOCKS — 0.6%
CONSUMER DISCRETIONARY — 0.3%
Media — 0.3%
2,447	Liberty Global Inc., Class A Shares*	55,058
2,447	Liberty Global Inc., Series C Shares*	51,876
2,754	NTL Inc.*	187,492

	TOTAL CONSUMER DISCRETIONARY	294,426

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
1,014	Axiohm Transaction Solutions Inc. (h)(j)*	—

MATERIALS — 0.0%
Chemicals — 0.0%
866	Applied Extrusion Technologies Inc., Class B Shares (h)(i)(j)*	6,712

TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.1%
3,907	Telewest Global Inc.*	93,065

Wireless Telecommunication Services — 0.2%
7,085	American Tower Corp., Class A Shares*	192,003

	TOTAL TELECOMMUNICATION SERVICES	285,068

	TOTAL COMMON STOCKS (Cost — $373,359)	586,206

CONVERTIBLE PREFERRED STOCKS — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
130	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13* (Cost — $37,250)	178,279

See Notes to Financial Statements.

26         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Warrants	Security	Value

WARRANTS — 0.1%
40	American Tower Corp., Class A Shares, Expires 8/1/08(a)*	$15,311
1,250	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	36,250
114,845	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (i)(h)	1,414
1,250	United Mexican States, Series XW10, Expires 10/10/06*	5,312

	TOTAL WARRANTS (Cost — $5,344)	58,287

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $99,980,794)	100,161,436

Face Amount
SHORT-TERM INVESTMENTS — 42.5%
Commercial Paper (k) — 22.5%
$2,800,000	Beethoven Funding Corp., 4.346% due 1/11/06 (d)	2,796,632
2,800,000	Belmont Funding LLC, 4.346% due 1/12/06 (d)	2,796,296
2,800,000	Berkeley Square Finance LLC, 4.345% due 1/11/06 (d)	2,796,632
1,435,000	Daimlerchrysler North America Holdings Corp., 4.466% due 1/11/06 (d)	1,433,226
2,800,000	Ebury Finance LLC, 4.346% due 1/12/06 (d)	2,796,296
1,425,000	Four Winds Funding Corp., 4.397% due 1/12/06 (d)	1,423,093
2,854,000	Hannover Funding Co. LLC, 4.345% due 1/11/06 (d)	2,850,567
2,800,000	Mica Funding LLC, 4.346% due 1/12/06 (d)	2,796,295
2,800,000	Polonius Inc., 4.336% due 1/11/06 (d)	2,796,640
642,000	Tasman Funding Inc., 4.336% due 1/12/06 (d)	641,153

	Total Commercial Paper (Cost — $23,126,830)	23,126,830

Repurchase Agreements — 20.0%
4,625,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $4,627,199; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $4,717,523) (d)	4,625,000
4,000,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $4,001,889; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $4,080,002) (d)	4,000,000
4,000,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $4,001,889; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $4,122,362) (d)	4,000,000

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         27

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Repurchase Agreements — 20.0% (continued)
$4,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $4,001,889; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $4,080,028) (d)	$4,000,000
4,000,000	Interest in $972,036,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $4,001,898; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $4,241,613) (d)	4,000,000

	Total Repurchase Agreements (Cost — $20,625,000)	20,625,000

Shares
Securities Purchased from Securities Lending Collateral — 0.0%
13,175	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $13,175)	13,175

	TOTAL SHORT-TERM INVESTMENTS (Cost — $43,765,005)	43,765,005

	TOTAL INVESTMENTS — 139.6% (Cost — $143,745,799#)	143,926,441
	Liabilities in Excess of Other Assets — (39.6)%	(40,794,675)

	TOTAL NET ASSETS — 100.0%	$103,131,766

*	Non-income producing security.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Variable rate security. Coupon rate disclosed is that which are in effect at December 31, 2005.
(c)	Security is currently in default.
(d)	All or a portion of this security is segregated for open futures contracts, TBA’s, and mortgage dollar rolls.
(e)	This security is traded on a “to-be-announced” basis (See Note 1).
(f)	All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3 ).
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Illiquid security.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(j)	All or a portion of this security is on loan (See Notes 1 and 3).
(k)	Yield to maturity on date of purchase.

†	Face amount denominated in U.S. dollars unless otherwise indicated.
#	Aggregate cost for federal income tax purposes is $143,746,213.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DCB	— Debt Conversion Bond
IO	— Interest Only
NIM	— Net Interest Margin
PDI	— Past Due Interest

See Notes to Financial Statements.

28         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $99,980,794)	$100,161,436
Short-term investments, at value (Cost — $23,140,005)	23,140,005
Repurchase agreements, at value (Cost — $20,625,000)	20,625,000
Cash	295
Dividends and interest receivable	1,033,873
Receivable for securities sold	8,091
Prepaid expenses	2,048

Total Assets	144,970,748

LIABILITIES:
Payable for securities purchased	41,627,446
Management fee payable	56,788
Payable for Fund shares repurchased	49,019
Payable for loaned securities collateral (Notes 1 and 3)	13,175
Deferred dollar roll income	11,849
Directors’ fees payable	2,094
Payable to broker — variation margin on open futures contracts	766
Accrued expenses	77,845

Total Liabilities	41,838,982

Total Net Assets	$103,131,766

NET ASSETS:
Par value (Note 5)	$10,002
Paid-in capital in excess of par value	102,914,875
Overdistributed net investment income	(12,995)
Accumulated net realized gain on investments, futures contracts and foreign currencies	23,137
Net unrealized appreciation on investments, futures contracts and foreign currencies	196,747

Total Net Assets	$103,131,766

Shares Outstanding:
Class I	10,002,213

Net Asset Value:
Class I	$10.31

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         29

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$5,696,530
Income from securities lending	23,999
Dividends	13,207

Total Investment Income	5,733,736

EXPENSES:
Management fee (Note 2)	750,656
Custody fees	65,692
Shareholder reports	50,451
Administration fees (Note 2)	38,832
Legal fees	35,009
Audit and tax	31,903
Directors’ fees	12,335
Insurance	246
Transfer agent fees	110
Miscellaneous expenses	11,101

Total Expenses	996,335

Net Investment Income	4,737,401

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain From:
Investments	2,528,442
Futures contracts	66,594
Foreign currencies	495,724

Net Realized Gain	3,090,760

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(5,288,071)
Futures contracts	(57,305)
Foreign currencies	93,007

Change in Net Unrealized Appreciation/Depreciation	(5,252,369)

Net Loss on Investments, Futures Contracts and Foreign Currencies	(2,161,609)

Increase in Net Assets From Operations	$2,575,792

See Notes to Financial Statements.

30         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$4,737,401	$4,676,268
Net realized gain	3,090,760	1,915,507
Change in net unrealized appreciation/depreciation	(5,252,369)	(350,660)

Increase in Net Assets From Operations	2,575,792	6,241,115

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(4,943,653)	(4,674,679)
Net realized gains	(2,901,347)	(1,808,439)

Decrease in Net Assets From Distributions to Shareholders	(7,845,000)	(6,483,118)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	14,786,584	20,455,164
Reinvestment of distributions	7,845,000	6,483,118
Cost of shares repurchased	(16,969,427)	(21,234,436)

Increase in Net Assets From Fund Share Transactions	5,662,157	5,703,846

Increase in Net Assets	392,949	5,461,843
NET ASSETS:
Beginning of year	102,738,817	97,276,974

End of year*	$103,131,766	$102,738,817

*Includes overdistributed net investment income of:	$(12,995)	$(456,765)

See Notes to Financial Statements.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         31

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

Class I	2005(1)		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$10.88		$10.89		$10.39	$10.02	$9.75

Income (Loss) From Operations:
Net investment income	0.50		0.52		0.56	0.51	0.48
Net realized and unrealized gain (loss)	(0.23)		0.20		0.81	0.37	0.19

Total Income From Operations	0.27		0.72		1.37	0.88	0.67

Less Distributions From:
Net investment income	(0.53)		(0.53)		(0.61)	(0.51)	(0.40)
Net realized gains	(0.31)		(0.20)		(0.26)	—	—

Total Distributions	(0.84)		(0.73)		(0.87)	(0.51)	(0.40)

Net Asset Value, End of Year	$10.31		$10.88		$10.89	$10.39	$10.02

Total Return(2)	2.47%		6.65%		13.23%	8.84%	6.91%

Net Assets, End of Year (000s)	$103,132		$102,739		$97,277	$77,332	$46,638

Ratios to Average Net Assets:
Gross expenses	0.96%		0.98%		1.00%	1.03%	1.21%
Net expenses	0.96	(3)	0.98	(3)	1.00 (3)	1.02 (4)	1.09 (4)
Net investment income	4.58		4.76		4.96	5.80	5.88

Portfolio Turnover Rate	104	%(5)	70	%(5)	72%	54%	74%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(4)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be terminated at any time.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 533% and 441% for the years ended December 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

32         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Variable Strategic Bond Fund (the “Fund”), is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         33

Notes to Financial Statements (continued)

When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

34         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         35

Notes to Financial Statements (continued)

Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(l) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(m) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
(a)	$ (551)	—	$551
(b)	650,573	$(650,573)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of various items.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc (“SBAM”) (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

For the period January 1, 2005 through September 30, 2005, the Fund paid a management fee which was calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

36         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

Effective October 1, 2005 and under the new investment management contract the management fee is calculated daily and paid monthly at an annual rate of the Fund’s average daily net asset as follows:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

SBFM acted as the Fund’s administrator. For the period January 1, 2005 through September 30, 2005 the Fund paid an administration fee, which was calculated daily and paid monthly at the annual rate of 0.05% the Funds average daily net assets. Effective October 1, 2005 the administration agreement was terminated.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The Fund has adopted a Distribution Plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class. As of December 31, 2005, the Fund had not issued any Class II shares.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government Agencies & Obligations were as follows:

	Investments	U.S. Government Agencies & Obligations
Purchases	$39,536,613	$66,844,901

Sales	58,019,828	44,590,983

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         37

Notes to Financial Statements (continued)

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,073,362
Gross unrealized depreciation	(1,893,134)

Net unrealized appreciation	$180,228

At December 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10 Year Notes	17	3/06	$1,844,697	$1,859,906	$15,209
U.S. Treasury 5 Year Notes	29	3/06	3,071,617	3,083,969	12,352

					27,561

Contracts to Sell:
U.S. Treasury 2 Year Notes	45	3/06	9,222,018	9,233,438	(11,420)

Net Unrealized Gain on Open Futures Contracts					$16,141

The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was $38,377,498. At December 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $42,617,164. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2005 included Bear Stearns & Co., Inc. ($15,296,826) and Lehman Brothers Inc. ($14,012,007).

For the year ended December 31, 2005, the Fund recorded interest income of $596,156 related to such mortgage dollar rolls.

At December 31, 2005, the Fund held TBA Securities with a cost of $42,617,164.

At December 31, 2005, the Fund loaned securities having a market value of $12,838. The Fund received cash collateral amounting to $13,175 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $150 million. Effective July 29, 2005, the Fund, along with other affiliated funds increased the line of credit to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the Fund was $2,908. Since the line of credit was established, there have been no borrowings.

38         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

5.	Capital Shares

At December 31, 2005, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in Class I shares were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Shares sold	1,349,116	1,843,227
Shares issued on reinvestment	756,360	598,131
Shares repurchased	(1,549,695)	(1,931,056)

Net Increase	555,781	510,302

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$6,322,963	$4,759,067
Net Long-term Capital Gains	1,522,037	1,724,051

Total Taxable Distributions	$7,845,000	$6,483,118

Total Distributions Paid	$7,845,000	$6,483,118

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$93,741

Other book/tax temporary differences(a)	(83,185)
Unrealized appreciation/(depreciation)(b)	196,333

Total accumulated earnings/(losses) — net	$206,889

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, and differences in the book/tax treatment of interest income on defaulted securities.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         39

Notes to Financial Statements (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

40         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Salomon Brothers Variable Series Funds Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Variable Strategic Bond Fund, a series of Salomon Brothers Variable Series Funds Inc, as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

42         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Variable Series Funds Inc (the “Company”), including the Company’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Company’s manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Fund’s management agreement with the Manager (the “Management Agreement”) with respect to the Salomon Brothers Variable Strategic Bond Fund (the “Strategic Bond Fund” or the “Fund”). This includes a variety of information about the Manager, including the advisory arrangements for the fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Strategic Bond Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. The Strategic Bond Fund had a single management agreement that covers both investment advisory and administrative services. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees.

Board Approval of Management Agreements

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 23, 2005 by Citigroup Inc. (“Citigroup”) that it had signed a definitive agreement under which Citigroup would sell substantially all of its worldwide asset management business to Legg Mason, Inc. ( “Legg Mason”). Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason and the Management Agreement would terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Strategic Bond Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager, the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Strategic Bond Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Strategic Bond Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing Strategic Bond Fund’s performance against its benchmark and Lipper peers.

The information comparing the Strategic Bond Fund’s performance to that of its Performance Universe, consisting of all underlying variable insurance products (“VIPs”)

44         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

classified as “global income funds” by Lipper, showed that the Fund’s performance for the 1- and 3-year periods as of March 31, 2005 presented was below the median while the performance for the 5-year period was within the median range the Board considered management explanation for the Fund’s under performance for the 1 and 3 year period presented. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that under the circumstances, the investment performance of the Strategic Bond Fund was satisfactory over time, but express it’s expectation that the Fund underperformance for 1 and 3 period would be addressed.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to Strategic Bond Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Strategic Bond Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing Strategic Bond Fund’s Contractual Management Fees and Actual Management Fees and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of Strategic Bond Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Strategic Bond Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Strategic Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 12 underlying VIPs (including the Strategic Bond Fund) classified as “global income funds” by Lipper, showed that while the Strategic Bond Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         45

Board Approval of Management Agreement (unaudited) (continued)

Group, they were higher than the median. The Board noted that the Fund’s actual total expense ratio was within the median range. After discussion with the Board, the manager offered to reduce the Contractual Management Fee of the Fund and to institute fee breakpoints effective October 1, 2005. Breakpoints should help reduce the management fees of the fund; as the fund’s assets grow the impact of the breakpoints increase. The Board concluded that, under the circumstances, the expense ratio of the Strategic Bond Fund was acceptable in light of the quality of services the fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that Strategic Bond Fund’s Management Fees, giving effect to propose changes, were reasonable in light of the nature, extent and quality of the services provided to the fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability of the Manager and its affiliates and their relationship with Strategic Bond Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Strategic Bond Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as was proposed with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Strategic Bond Fund was reasonable at the present time.

46         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage commission and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the ‘‘Transaction Agreement’’) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the ‘‘Transaction’’). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s Management Agreement for each CAM-advised fund overseen by the Board (the ‘‘CAM funds’’) including the Fund (each, a ‘‘Current Management Agreement’’) in accordance with the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a ‘‘New Management Agreement’’) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         47

Board Approval of Management Agreement (unaudited) (continued)

counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is

48         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of the Fund’s shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         49

Board Approval of Management Agreement (unaudited) (continued)

Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the ‘‘Subadviser’’) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or

50         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         51

Board Approval of Management Agreement (unaudited) (continued)

were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments to the Fund’s fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (‘‘Lipper’’) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members

52         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         53

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by calling 1-800-725-6666.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.

54         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; formerly, Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         55

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM	N/A	N/A

Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Robert Feitler Jr. CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of CAM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

56         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A
Mark J. McAllister, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Director of CAM	N/A	N/A

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         57

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

Ted Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Floor, Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (From 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the investment manager of certain of its affiliates.

58         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement; and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the election of Directors at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	8,263,966.550	157,217.400	501,820.520	0

Election of Directors1

Nominees:	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Carol L. Colman	61,665,089.858	2,883,870.750	0	0
Daniel P. Cronin	61,677,361.213	2,871,599.395	0	0
Leslie H. Gelb	61,652,040.684	2,896,919.924	0	0
William R. Hutchinson	61,666,229.294	2,882,731.314	0	0
Dr. Riordan Roett	61,668,913.919	2,880,046.689	0	0
Jeswald W. Salacuse	61,660,499.914	2,888,460.694	0	0
R. Jay Gerken	61,647,571.624	2,901,388.984	0	0

[1]	Directors are elected by the shareholders of all of the Company, including the Fund.

Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report         59

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the taxable year ended December 31, 2005:

Record Date:	8/18/2005	12/27/2005
Payable Date:	8/19/2005	12/28/2005

Long-Term Capital Gain Distributions Paid Per Share	$0.023777	$0.138855

Please retain this information for your records.

60         Salomon Brothers Variable Strategic Bond Fund 2005 Annual Report

Salomon Brothers

Variable Series Funds Inc

Strategic Bond Fund

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Alan J. Blake

Executive Vice President

James E. Craige, CFA

Executive Vice President

Robert Feitler

Executive Vice President

Vincent Gao, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Mark J. McAllister, CFA

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

OFFICERS (continued)

George J. Williamson

Executive Vice President

Patrick Hughes

Executive Vice President

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money
Laundering Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Strategic Bond Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

@2005 Legg Mason Investor Services, LLC Member NASD, SIPC

06-9664

Salomon Brothers Variable Series

Funds Inc

Salomon Brothers Variable Strategic

Bond Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

Salomon Brothers Asset Management

399 Park Avenue

New York, New York 10022

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,000 in 2004 and $155,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $26,285 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $25,200 in 2004 and $26,183 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Variable Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Variable Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Variable Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 10, 2006